EXHIBIT 99.1


                         CERTIFICATION PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Mettler-Toledo International Inc. (the "Company") does hereby certify, to such officer's knowledge, that:



This quarterly report on Form 10-Q for the period ending September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 14, 2002



/s/  Robert F. Spoerry




Robert F. Spoerry
Chief Executive Officer




/s/  Dennis W. Braun





Dennis W. Braun
Chief Financial Officer